UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K/A
(Amendment No.1)
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2015
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on Current Report on Form 8-K of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), filed on February 2, 2015 (the “Original 8-K”), Kennedy Wilson Europe Real Estate plc (“KWE”), an entity externally managed by a wholly-owned subsidiary of the Company, entered into an agreement to purchase a portfolio of 180 mixed used properties located across the United Kingdom (“Gatsby Portfolio”) from multiple receivers on behalf of Aviva Commercial Real Estate Finance (“Aviva”). The purchase price, which was determined through negotiations between KWE and the seller, was approximately £503 million (approximately $758 million) on January 30, 2015.

As of April 7, 2015, the Company owns approximately 16.1% of the total issued share capital of KWE. Due to the terms provided in the investment management agreement and the Company’s equity ownership interests in KWE, pursuant to the guidance set forth in Financial Accounting Standards Board Accounting Standards Codification Subtopic 810 - Consolidation, the Company is required to consolidate KWE’s results in its consolidated financial statements.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial statements required pursuant to Rule 3-14 of Regulation S-X.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired
		Page
Gatsby
	Independent Auditors' Report	2
	Statement of Revenues and Certain Expenses for the Year Ended December 31, 2014	3
	Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2014	4
(b)	Pro forma financial information
Kennedy-Wilson Holdings, Inc.:
	Kennedy-Wilson Holdings, Inc. and Subsidiaries Unaudited Pro Forma Financial Information	6
	Unaudited Pro Forma Consolidated Balance Sheet as of Year Ended December 31, 2014	7
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	9
(c)	Exhibits
	23.1 Consent of Grant Thornton dated April 13, 2015

Independent Auditor's Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of the Gatsby Portfolio for the year ended December 31, 2014 and the related notes (the 'Historical Summary').
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Gatsby Portfolio for the year ended December 31, 2014, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Gatsby Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Grant Thornton
Dublin, Ireland
April 13, 2015

Gatsby Portfolio
Statement of Revenues and Certain Expenses
Year Ended December 31, 2014

(in millions)	Year Ended December 31, 2014
Revenues:
Rental income	$59.7
Other income	1.5
Total revenues	61.2
Certain Expenses:
Property operating expenses	4.9
Total certain expenses	4.9
Revenues in excess of certain expenses	$56.3

See accompanying notes to Statement of Revenues and Certain Expenses.

Gatsby Portfolio
Notes to Statement of Revenues and Certain Expenses
Year Ended December 31, 2014

(1)	Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses relate to the operations of the Gatsby Portfolio ("the Portfolio"). The Portfolio is a mixed use property portfolio of 180 properties consisting of 118 retail properties, 21 petrol stations, 17 industrial buildings 10 office buildings, with the remaining 14 properties over various commercial industries located in the United Kingdom. The Portfolio that was acquired by Kennedy Wilson Europe Real Estate plc ("KWE") which is a consolidated subsidiary of Kennedy-Wilson Holdings, Inc. (“KWH”), from Aviva Commercial Real Estate Finance ("Seller").
The accompanying Statement of Revenues and Certain Expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Portfolio for the year ended December 31, 2014 due to exclusion of certain expenses, such as depreciation and amortization, amortization of above and below market leases, amortization of other lease intangibles and interest expense, which may not be comparable to the proposed future operations of the Portfolio.

Management is not aware of any material factors relating to the Portfolio other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as individual properties within the Portfolio are generally the primary obligors with respect to purchasing goods and services from third-party suppliers, have discretion in selecting the supplier and bear the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of the Statement of Revenues and Certain Expenses during the reporting period to prepare the statement of Revenues and Certain Expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

Gatsby Portfolio
Notes to Statement of Revenues and Certain Expenses
Year Ended December 31, 2014

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at properties within the Portfolio. As of December 31, 2014, the minimum future cash rents receivable under non-cancelable operating leases through 2131 are as follows:

2015	$55.5
2016	53.4
2017	51.0
2018	45.5
2019	41.8
2020	36.9
Thereafter	278.9
$563.0
Certain leases require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(4)	Tenant Concentrations

For the year ended December 31, 2014, no tenant comprised more than 10% of rental income for the year ended December 31, 2014.

(5)	Commitments and Contingencies

The Portfolio is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management does not believe it is reasonably possible that the ultimate settlement of these actions will have a material adverse effect on the Portfolio's results.

(6)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION

This pro forma information should be read in conjunction with the consolidated financial statements of Kennedy-Wilson Holdings, Inc. and its subsidiaries (the "Company" or "our") included in the Company's Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated balance sheet as of December 31, 2014 has been prepared to give effect to the acquisition of the Gatsby Portfolio which was acquired on January 30, 2015.

The following unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2014 have been prepared to give effect to the acquisitions of the Portfolio. The pro forma consolidated statements of operations assume the acquisition had occurred on January 1, 2014.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical summary of the Gatsby Portfolio and its related notes thereto included elsewhere in this filing. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to represent (1) the results of our operations that would have actually occurred had the acquisition of the Portfolio occurred on January 1, 2014 or (2) an estimate of the results of our operations as of any future date or for any future period, as applicable.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2014

(Dollars in millions, except share and per share amounts)	Kennedy Wilson Holdings, Inc. (a)	Gatsby Portfolio(b)		Company Pro Forma
Assets
Cash and cash equivalents	$174.6	$—		$174.6
Cash held by consolidated investments	763.1	(276.4)		486.7
Accounts receivable (including $18.0 of related party)	55.6	—		55.6
Loans	313.4	—		313.4
Real estate and acquired in place lease values, net of accumulated depreciation and amortization	4,228.1	785.1		5,013.2
Unconsolidated investments	492.2	—		492.2
Other Assets	305.1	36.3		341.4
Total Assets	$6,332.1	$545.0		$6,877.1

Liabilities and equity
Liabilities
Accounts payable, accrued expenses, and other liabilities	264.9	11.5		276.4
Investment debt	2,195.9	547.2		2,743.1
Senior notes payable	702.4	—		702.4
Line of credit	125.0			125.0
Total liabilities	3,288.2	558.7		3,846.9

Equity
Cumulative preferred stock, $0.0001 par value per share: 1,000,000 shares authorized $1,000 per share liquidation preference	—	—		—
Common stock, 96,091,446 shares issued and outstanding as of December 31, 2014	—	—		—
Additional paid-in capital	991.3	—		991.3
Accumulated deficit	(62.0)	(2.2)	(c)	(64.2)
Accumulated other comprehensive income	(28.2)	—		(28.2)
Total Kennedy-Wilson Holdings, Inc. shareholder's equity	901.1	(2.2)		898.9
Noncontrolling interests	2,142.8	(11.5)	(c)	2,131.3
Total equity	3,043.9	(13.7)		3,030.2
Total liabilities and equity	$6,332.1	$545.0		$6,877.1

See accompanying notes to unaudited pro forma consolidated balance sheet.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2014

(a) Reflects the historical consolidated balance sheet as of December 31, 2014, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Annual Report on Form 10-K for the quarter ended December 31, 2014.

(b) Pro forma consolidated balance sheet of the Portfolio, assuming the acquisition had occurred on December 31, 2014, based on the historical operations of the previous owner.

(c) Includes $13.7 million of acquisition-related expenses from the Portfolio with $11.5 million being allocated to noncontrolling interest holders based on the Company's 16.1% ownership in KWE as of April 7, 2015.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

(Dollars in millions, except share and per share amounts)	Kennedy Wilson Holdings, Inc. (a)	Gatsby Portfolio		Company Pro Forma
Revenue
Investment management, property services and research fees (includes $57.4 of related party fees)	$82.6	$—		$82.6
Rental and hotel	270.2	59.5	(b)	329.7
Sale of real estate	17.4	—		17.4
Loans and other	28.4	—		28.4
Total revenue	398.6	59.5		458.1
Operating expenses
Commission and marketing	5.6	—		5.6
Rental and hotel operating	116.4	4.9	(b)	121.3
Cost of real estate sold	20.7	—		20.7
Compensation and related	113.8	—		113.8
General and administrative	42.1	—		42.1
Depreciation and amortization	104.5	18.6	(c)	123.1
Total operating expenses	403.1	23.5		426.6
Income from unconsolidated investments	54.2	—		54.2
Operating income	49.7	36.0		85.7
Non-operating income (expense)
Acquisition-related gains	218.1	—		218.1
Acquisition-related expenses	(19.7)	—	(d)	(19.7)
Interest expense-investment	(46.3)	(17.2)	(e)	(63.5)
Interest expense-corporate	(57.1)	—		(57.1)
Early extinguishment of corporate debt	(27.3)	—		(27.3)
Other income	5.1	—		5.1
Income before provision for income taxes	122.5	18.8		141.3
Provision for income taxes	(32.4)	(3.9)	(f)	(36.3)
Net income	90.1	14.9		105.0
Net (income) loss attributable to the noncontrolling interests	(68.2)	(12.5)	(g)	(80.7)
Preferred dividends and accretion of preferred stock issuance costs	(8.1)	—		(8.1)
Net income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$13.8	$2.4		$16.2

Basic and diluted income per share attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Income per basic share	$0.14			$0.17
Weighted average number of common shares outstanding for basic	89,200,855			89,200,855

Income per diluted share	$0.14			$0.16
Weighted average number of common shares outstanding for diluted	91,555,214			91,555,214

See accompanying notes to unaudited pro forma consolidated statement of operations.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

(a) Reflects our historical consolidated statement of operations for the year ended December 31, 2014, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Annual Report on Form 10-K for the year ended December 31, 2014.

(b) Pro forma operating results of the Gatsby Portfolio, assuming the acquisition had occurred on January 1, 2014, based on the historical operations of the previous owner plus the impact of amortization of above and below market leases.

(c) Pro forma depreciation and amortization expense for the Gatsby Portfolio, assuming the acquisition had occurred on January 1, 2014. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(d) Pro forma results exclude acquisition-related expenses of $13.7 million as these are one-time nonrecurring expenses.

(e) Pro forma interest expense for the Gatsby Portfolio, assuming the acquisition had occurred on January 1, 2014. As part of the closing of the acquisition KWE entered into a £352.3 million secured loan facility with the Seller. The loan has been split into three-year floating-rate (33%), five-year fixed-rate (20%) and eight-year fixed-rate (47%) tranches with a current weighted average margin of 207bps and all-in cost of 296bps. Interest expense is excluded in the Portfolio's Statement of Revenues and Certain Expenses relating to this loan as it was entered into subsequent to the year ended December 31, 2014.

(f) Effective tax rate of 21% for the Gatsby Portfolio based on the statutory tax in the United Kingdom where all of the assets are located.

(g) Pro forma noncontrolling interest expense of the Portfolio, assuming the acquisition had occurred on January 1, 2014, based on the Company's 16.1% ownership interest in KWE as of April 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: April 13, 2015